UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) January 31, 2006

DEVCON INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-07152	59-0671992
(Commission File Number)	(IRS Employer Identification No.)

1350 East Newport Center Drive, Suite 201

Deerfield Beach, Florida 33442

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code (954) 429-1500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Devcon International Corp., a Florida corporation (the “Company”), provided materials regarding the Company’s current and anticipated operations and prospects to certain third parties pursuant to the terms of a confidentiality agreement. For Regulation FD purposes, the Company is furnishing as an exhibit hereto a copy of the materials delivered to these parties, who prior to this public disclosure were subject to nondisclosure obligations

In accordance with general instruction B.2 of Form 8-K, the information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995, or the Reform Act, provides a safe harbor for forward-looking statements made by or on our behalf. The Company and its representatives may, from time to time, make written or verbal forward-looking statements, including statements contained in the Company’s filings with the Securities and Exchange Commission and in the Company’s reports to stockholders. Generally, the inclusion of the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” and similar expressions identify statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are intended to come within the safe harbor protection provided by those sections. All statements addressing operating performance, events, or developments that the Company expects or anticipates will occur in the future, including statements relating to sales growth, earnings or earnings per share growth, and market share, as well as statements expressing optimism or pessimism about future operating results, are forward-looking statements within the meaning of the Reform Act.

The forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. By their nature, all forward-looking statements involve risks and uncertainties. Actual results, including revenues from our electronic security services, construction and materials divisions, expenses, gross margins, cash flows, financial condition, and net income, as well as factors such as the Company’s competitive position, inventory levels, backlog, the demand for our products and services, customer base and the liquidity and needs of the Company’s customers, may differ materially from those contemplated by the forward-looking statements or those currently being experienced by the Company for a number of reasons, including but not limited to those set forth under “Risk Factors” in the Company’s period reports and the exhibit attached to this Current Report on Form 8-K.

The foregoing list is not exhaustive. The Company may not have correctly identified and appropriately assessed all factors affecting the Company’s business or that the publicly available and other information with respect to these matters is complete and correct. Additional risks and uncertainties not presently known to the Company or that the Company currently believes to be

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immaterial also may adversely impact the Company. Should any risks and uncertainties develop into actual events, these developments could have material adverse effects on the Company’s business, financial condition, and results of operations. For these reasons, you are cautioned not to place undue reliance on the Company’s forward-looking statements.

Item 9.01 Exhibits

99.1	Materials provided pursuant to confidentiality agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVCON INTERNATIONAL CORP.

Dated: January 31, 2006	By:	/s/ Stephen J. Ruzika
	Name:	Stephen J. Ruzika
	Title:	Chief Executive Officer and President

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Materials provided pursuant to confidentiality agreement.